UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): March 22, 2010
Inverness Medical Innovations, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16789	04-3565120

(State or other jurisdiction	(Commission file number)	(IRS Employer)
of incorporation)		Identification No.)
51 Sawyer Road, Suite 200, Waltham, Massachusetts 02453
(Address of principal executive offices)
Registrant’s telephone number, including area code: (781) 647-3900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.142-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Inverness Medical Innovations, Inc. (the “Company”) hereby amends its Current Report on Form 8-K, event date March 22, 2010, in order to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K as a result of the Company’s acquisition on that date of additional common shares of Standard Diagnostics, Inc. (“Standard Diagnostics”).
Item 9.01. Financial Statements and Exhibits.
a)	Financial Statements of Standard Diagnostics

The audited financial statements of Standard Diagnostics for the year ended December 31, 2009, and the notes related thereto, are attached as Exhibit 99.1 and are incorporated herein by reference.

b)	Pro Forma Financial Information

The unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2010 and the year ended December 31, 2009 giving pro forma effect to the Company’s ownership of Standard Diagnostics, are attached as Exhibit 99.2 and are incorporated herein by reference.

c)	Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited financial statements of Standard Diagnostics for the year ended December 31, 2009, and the notes related thereto.
99.2	Unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2010 and the year ended December 31, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVERNESS MEDICAL INNOVATIONS, INC.
BY:	/s/ David Teitel
David Teitel,
Chief Financial Officer

Dated: May 28, 2010

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Audited financial statements of Standard Diagnostics for the year ended December 31, 2009, and the notes related thereto.
99.2	Unaudited pro forma condensed combined statements of operations of the Company for the three months ended March 31, 2010 and the year ended December 31, 2009.